Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2023 Financial Results and Provides Business Update

•Successfully Flew Six Human Spaceflights in Six Months in 2023
•'Galactic 06' Mission Completed in January 2024
•Delta Class Spaceships On Track for Ground and Flight Testing in 2025 and Commercial Service in 2026

ORANGE COUNTY, CALIFORNIA. – February 27, 2024 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”) today announced its financial results for the fourth quarter and full year ended December 31, 2023 and provided a business update.

Michael Colglazier, Chief Executive Officer of Virgin Galactic said, "2023 was incredible for Virgin Galactic as years of R&D and flight test culminated in launching our commercial Spaceline and successfully flying back-to-back monthly spaceflights, each delivering an exceptional experience for our customers. Now, in 2024, we are focused on completing the build-out of our spaceship factory, delivering the first parts ahead of assembling the initial Delta ships, and positioning the company for long-term growth and profitability."

Fourth Quarter 2023 Financial Highlights

•Cash position remains strong, with cash, cash equivalents and marketable securities of $982 million as of December 31, 2023.

•Revenue of $3 million, compared to $1 million in the fourth quarter of 2022, driven by commercial spaceflights and membership fees related to future astronauts.

•GAAP total operating expenses of $117 million, compared to $154 million in the fourth quarter of 2022. Non-GAAP total operating expenses of $100 million in the fourth quarter of 2023, compared to $140 million in the fourth quarter of 2022.

•Net loss of $104 million, compared to a $151 million net loss in the fourth quarter of 2022, with the improvement primarily driven by lower operating expenses and an increase in interest income.

•Adjusted EBITDA totaled $(84) million, compared to $(133) million in the fourth quarter of 2022, primarily driven by lower operating expenses and an increase in interest income.

•Net cash used in operating activities totaled $95 million, compared to $131 million in the fourth quarter of 2022.

•Cash paid for capital expenditures totaled $18 million, compared to $4 million in the fourth quarter of 2022.

•Free cash flow totaled $(114) million, compared to $(135) million in the fourth quarter of 2022.

Full Year 2023 Financial Highlights

•Revenue of $7 million, compared to $2 million in 2022, driven by commercial spaceflights and membership fees related to future astronauts.

•Net loss of $502 million, compared to a $500 million net loss in 2022.

•GAAP total operating expenses of $538 million, compared to $502 million in 2022. Non-GAAP total operating expenses of $476 million, compared to $445 million in 2022.

•Adjusted EBITDA totaled $(427) million, compared to $(431) million in 2022.

•Net cash used in operating activities totaled $448 million, compared to $380 million in 2022.

•Cash paid for capital expenditures totaled $44 million, compared to $16 million in 2022.

•Free cash flow totaled $(493) million, compared to $(397) million in 2022.

•Generated $484 million in gross proceeds through the issuance of 122.8 million shares of common stock as part of the Company's at-the-market offering programs.

Business Updates
•‘Galactic 07’ spaceflight mission planned for the second quarter of 2024.
•Spaceship factory in Arizona on track to open in mid-2024.
•Production schedule for the Delta Class spaceships remains on track for revenue service in 2026.

Financial Guidance
The following forward-looking statements reflect our expectations for the first quarter of 2024 as of February 27, 2024 and are subject to substantial uncertainty. Our results are based on assumptions that we believe to be reasonable as of this date, but may be materially affected by many factors, as discussed below in “Forward-Looking Statements.”

•Revenue for the first quarter of 2024 is expected to be approximately $2 million.
•Free cash flow for the first quarter of 2024 is expected to be in the range of $(125) million to $(135) million.

Non-GAAP Financial Measures
In addition to the Company's results prepared in accordance with generally accepted accounting principles in the United States (GAAP), the Company is also providing certain non-GAAP financial measures. A discussion regarding the use of non-GAAP financial measures and a reconciliation of such measures to the most directly comparable GAAP information is presented later in this press release.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial +1 888-660-6131 or +1 267-764-0185 and enter the conference ID number 4014201. The live audio webcast along with supplemental information will be accessible on the Company’s Investor Relations website at https://investors.virgingalactic.com/events-and-presentations/. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. Scale and profitability are driven by next generation vehicles capable of bringing humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our spaceflight systems, next commercial space mission and proposed timing thereof, scaling of our future fleet, providing repeatable and reliable access to space, development of our Delta Class spaceships and proposed timeline for testing and commercial service using such spaceships, the timing of the opening of our spaceship factory in Arizona and the delivery of parts ahead of assembling the initial Delta Class spaceships, our objectives for future operations and the Company’s financial forecasts, including first quarter 2024 expected revenue and free cash flow, and the expectation for positive cash flow and the timing thereof, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to any delay in future commercial flights of our spaceflight fleet, our ability to successfully develop and test our next generation vehicles, and the time and costs associated with doing so, our expected capital requirements and the availability of additional financing, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Fourth Quarter 2023 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022

Revenue	$2,809	$869	$6,800	$2,312

Operating expenses:
Spaceline operations	24,338	1,169	50,538	1,906
Research and development	53,848	102,596	295,140	314,174
Selling, general and administrative	30,844	47,298	174,864	175,118
Depreciation and amortization	3,646	3,117	13,369	11,098
Special charges	4,398	—	4,398	—
Total operating expenses	117,074	154,180	538,309	502,296

Operating loss	(114,265)	(153,311)	(531,509)	(499,984)

Interest income	13,644	6,175	42,234	12,502
Interest expense	(3,224)	(3,206)	(12,872)	(12,130)
Other income, net	99	51	263	58
Loss before income taxes	(103,746)	(150,291)	(501,884)	(499,554)
Income tax expense	238	529	453	598
Net loss	(103,984)	(150,820)	(502,337)	(500,152)
Other comprehensive income (loss):
Foreign currency translation adjustment	72	168	81	(146)
Unrealized gain (loss) on marketable securities	1,608	2,916	7,616	(5,311)
Total comprehensive loss	$(102,304)	$(147,736)	$(494,640)	$(505,609)

Net loss per share:
Basic and diluted	$(0.26)	$(0.55)	$(1.49)	$(1.89)

Weighted-average shares outstanding:
Basic and diluted	399,766	274,902	337,262	263,947

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$216,799	$302,291
Restricted cash	36,793	40,336
Marketable securities, short-term	657,238	606,716
Inventories	16,301	24,043
Prepaid expenses and other current assets	23,698	28,228
Total current assets	950,829	1,001,614
Marketable securities, long-term	71,596	30,392
Property, plant and equipment, net	93,806	53,658
Other non-current assets	63,286	54,274
Total assets	$1,179,517	$1,139,938
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$32,415	$16,326
Accrued liabilities	50,863	61,848
Customer deposits	97,841	102,647
Other current liabilities	4,541	3,232
Total current liabilities	185,660	184,053
Non-current liabilities:
Convertible senior notes, net	417,886	415,720
Other long-term liabilities	70,495	59,942
Total liabilities	674,041	659,715
Stockholders' Equity
Common stock	40	28
Additional paid-in capital	2,631,197	2,111,316
Accumulated deficit	(2,126,132)	(1,623,795)
Accumulated other comprehensive income (loss)	371	(7,326)
Total stockholders' equity	505,476	480,223
Total liabilities and stockholders' equity	$1,179,517	$1,139,938

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(103,984)	$(150,820)	$(502,337)	$(500,152)
Stock-based compensation	8,660	11,221	44,258	45,709
Depreciation and amortization	3,646	3,117	13,369	11,098
Amortization of debt issuance costs	548	532	2,166	1,998
Other non-cash items	(7,076)	544	(13,576)	10,800
Change in operating assets and liabilities:
Inventories	761	(1,192)	4,757	5,625
Other current and non-current assets	1,501	(5,063)	11,798	(2,810)
Accounts payable and accrued liabilities	581	11,323	(2,360)	35,151
Customer deposits	(82)	(1,324)	(4,806)	11,784
Other current and long-term liabilities	136	420	(1,462)	556
Net cash used in operating activities	(95,309)	(131,242)	(448,193)	(380,241)
Cash flows from investing activities:
Capital expenditures	(18,368)	(4,183)	(44,309)	(16,489)
Purchases of marketable securities	(136,886)	(99,620)	(1,009,836)	(704,565)
Proceeds from maturities and calls of marketable securities	235,526	140,277	937,872	434,889
Net cash provided by (used in) investing activities	80,272	36,474	(116,273)	(286,165)
Cash flows from financing activities:
Payments of finance lease obligations	(60)	(102)	(235)	(234)
Proceeds from convertible senior notes	—	—	—	425,000
Debt issuance costs	—	—	—	(11,278)
Purchase of capped call	—	—	—	(52,318)
Repayment of commercial loan	—	—	—	(310)
Proceeds from issuance of common stock	—	3,753	484,145	103,326
Proceeds from issuance of common stock pursuant to stock options exercised	—	—	—	49
Withholding taxes paid on behalf of employees on net settled stock-based awards	(239)	(505)	(3,240)	(3,984)
Transaction costs related to issuance of common stock	(133)	(111)	(5,239)	(1,248)
Net cash provided by (used in) financing activities	(432)	3,035	475,431	459,003
Net decrease in cash, cash equivalents and restricted cash	(15,469)	(91,733)	(89,035)	(207,403)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Cash, cash equivalents and restricted cash at beginning of period	269,061	434,360	342,627	550,030
Cash, cash equivalents and restricted cash at end of period	$253,592	$342,627	$253,592	$342,627

Cash and cash equivalents	$216,799	$302,291	$216,799	$302,291
Restricted cash	36,793	40,336	36,793	40,336
Cash, cash equivalents and restricted cash	$253,592	$342,627	$253,592	$342,627

USE OF NON-GAAP FINANCIAL MEASURES

This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including total non-GAAP operating expenses, Adjusted EBITDA and free cash flow. The Company defines total non-GAAP operating expenses as total operating expenses other than stock-based compensation, depreciation and amortization and certain other items the Company believes are not indicative of its core operating performance. The Company defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. The Company defines free cash flow as net cash provided by operating activities less capital expenditures. None of these non-GAAP financial measures is a substitute for or superior to measures prepared in accordance with GAAP and should not be considered as an alternative to any other measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of total operating expenses to total non-GAAP operating expenses for the three months ended December 31, 2023 and 2022 and years ended December 31, 2023 and 2022, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Total operating expenses	$117,074	$154,180	$538,309	$502,296
Stock-based compensation	8,660	11,221	44,258	45,709
Depreciation and amortization	3,646	3,117	13,369	11,098
Special charges(1)	4,398	—	4,398	—
Total non-GAAP operating expenses	$100,370	$139,842	$476,284	$445,489
(1) Special charges includes severance and related benefit costs in connection with the Company's workforce reduction.

A reconciliation of net loss to Adjusted EBITDA for the three months ended December 31, 2023 and 2022 and years ended December 31, 2023 and 2022, respectively, is set forth below (in thousands):

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net loss	$(103,984)	$(150,820)	$(502,337)	$(500,152)
Interest expense	3,224	3,206	12,872	12,130
Income tax expense	238	529	453	598
Depreciation and amortization	3,646	3,117	13,369	11,098
Stock-based compensation	8,660	11,221	44,258	45,709
Special charges(1)	4,398	—	4,398	—
Adjusted EBITDA	$(83,818)	$(132,747)	$(426,987)	$(430,617)
(1) Special charges includes severance and related benefit costs in connection with the Company's workforce reduction.
The following table reconciles net cash used in operating activities to free cash flow for the three months ended December 31, 2023 and 2022 and years ended December 31, 2023 and 2022, respectively (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net cash used in operating activities	$(95,309)	$(131,242)	$(448,193)	$(380,241)
Capital expenditures	(18,368)	(4,183)	(44,309)	(16,489)
Free cash flow	$(113,677)	$(135,425)	$(492,502)	$(396,730)
The following table reconciles forecasted net cash used in operating activities to forecasted free cash flow for the three months ended March 31, 2024 (in thousands):

Forecasted Range

Net cash used in operating activities	$(85,000)-$(90,000)
Capital expenditures	(40,000)-(45,000)
Free cash flow	$(125,000)-$(135,000)
_______________
For media inquiries:
Aleanna Crane - Vice President, Communications
news@virgingalactic.com
575.800.4422

For investor inquiries:

Eric Cerny - Vice President, Investor Relations
vg-ir@virgingalactic.com
949.774.7637